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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in the registration statement on Form S-8 of our report dated November 13, 2001 included in AltiGen Communications, Inc.'s Form 10-K for the year ended September 30, 2001 and to all references to our Firm included in this registration statement.


/s/  Arthur Andersen llp
----------------------------
ARTHUR ANDERSEN LLP


San Jose, California
February 4, 2002